UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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SOTHEBY’S

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April 2014
Forward-looking Statements: This presentation contains certain “forward-looking statements” (as such term is defined in
Company.  See Statement on Forward-Looking Statements in the Appendix to this presentation.
the Securities and Exchange Act of 1934, as amended) relating to future events and the financial performance of the

AGENDA
•
Summary Observations
•
Sotheby’s Is a Market Leader with Outstanding Results Driving Superior
Shareholder Returns
•
Sotheby’s Capital Allocation Strategy Creates and Delivers Long Term
Value to Shareholders
•
Sotheby’s Has the Right Board and Leadership to Deliver Shareholder
Value Now and into the Future
•
Third Point Has Made No Case That Change Is Warranted; Mr. Loeb’s
Slate Adds No Incremental Relevant Expertise to Your Board

SUMMARY OBSERVATIONS

OVERVIEW OF SOTHEBY’S
Financial Services
(2% of Revenues)
Agency
(93% of Revenues)
Key Facts
• High value market maker in the art and
collectibles market place, adding value
through expertise
• Matches buyers and sellers through
the auction or private sale process
• Expertise in valuing art and relationships
create opportunities to provide liquidity to
clients
• Provides art owners with financing secured
by works of art, through near-term auction
advances and general purpose term loans
• SFS supports activity in the core Agency
business and generated ~10% of Sotheby’s
Agency auction sales during past 5 years
• Unique market position and
relationships create attractive
investment opportunities
• Directly purchases and resells works of
art
• Includes retail wine sales
Revenues by Region¹
Three Business Segments
Note: Percentages do not add to 100% due to Other revenue and rounding.
¹ Revenue by region based on auction sale location.
Sotheby’s Is the Only Publicly Traded Investment Opportunity
in the Art Market and Has No Relevant Public Market Comparables
Revenues by Category
United
States
41%
U.K.
27%
China
18%
France
5%
Switzerland
5%
Rest of
World
4%
Other
Paintings
9%
Old Masters
4%
Contemporary
27%
Impressionist
22%
Asian
17%
Other
11%
Jewelry
10%
• Strong Prospects for Growth
o
90 locations in 40 countries
o
9 auction sales rooms around the world
o
Received bids from over 100 countries in 2013
• Industry Leader with Global Presence
o
One of only two global auction franchises and the fastest
growing auction house in 2013 and Q1 2014, following a
diversified path to growth
o
Global, enduring brand serving high net worth individuals
o
No company better positioned as wealth creation leads to
additional collectors
Principal
(4% of Revenues)

HISTORY OF DELIVERING SHAREHOLDER VALUE
One Year TSR Five Year TSR Ten Year TSR
Source: Bloomberg; market data as of April 4, 2014
Note: Ten year TSR for S&P Global Luxury Index is indexed as of June 30, 2005, when the index began trading
Sotheby’s Has Outperformed All Relevant Indices
Over the Past One, Five and Ten Year Periods
S&P Global
Luxury Index
S&P Midcap
Russell 3000 23%
23%
29%
36%
153%
181%
264%
352%
109%
157%
150%
305%

RECENT BOARD & MANAGEMENT ACCOMPLISHMENTS
• Expanded into key emerging markets with attractive dynamics and growth potential
• New offices and gallery spaces in key markets - Beijing, Moscow, Istanbul, Doha, S 2 Gallery in
London
• New clients generated approximately one-third of 2013 transaction volume
• Private sales of art, now one of Sotheby’s most successful channels
o
Private sales of $1.2 billion in 2013, a 30% increase from 2012
• Growth of art-related financial services business
o
Average loan portfolio of $434 million in 2013 (+180% vs. 2009 average loan portfolio)
• Major investments in digital strategy, including the
BIDNow™
online bidding platform, which saw a 21%
increase in transactions by clients in 2013
• Implemented new Capital Allocation and Financial Policy Plan
o
$300 million special dividend in March 2014
o
Commenced $150 million share repurchase program
o
Evaluating near-term capital return from the loan book and real estate (New York headquarters and
UK New Bond Street flagship property)
–
Began process of debt-financing loans that are eligible collateral under the new SFS ABL, with a significant level of new loans now meeting 20%+ ROE threshold target
o
New framework for annual return of any excess capital
o
Framework for evaluating investments (15% ROIC target rate in the Agency business and 20% ROE target in the Financial Services business)
Increased
Global
Footprint
Expansion
Across
Multiple
Channels
Efficient
Capital
Allocation
Board and Management Maintain a Keen Focus on Delivering Shareholder
Value Through Growth Opportunities and Prudent Capital Allocation
|

THIRD PARTIES ARE SUPPORTIVE OF SOTHEBY’S
Recent Commentary Has Acknowledged Sotheby’s
Strong Performance in Key Collecting Categories and Regions
“But Sotheby’s is no slouch in China, despite Loeb’s suggestion to the contrary.
Like
Christie’s, it now runs sales in the PRC. And its record in Hong Kong is illustrious. Including auctions there, in Beijing and globally, the company’s Asian art sales increased 50 percent in 2013, faster than at Christie’s.”
- January 22, 2014
“We Believe BID Has a Balanced Approach to Market Share — In our view, BID is balancing optionality to go after market share with stronger revenues at the expense of margins, or to focus the business on profitable growth with a less aggressive revenue approach…we believe the current focus on greater profitability is more prudent for
BID, & for shareholders.”
- March 6, 2014

- February 6, 2014
Sotheby's and Christie's. Sotheby's remains our top stock pick.”
“Record
London Impressionist Art evening sale results and demand was exceptionally robust across most lots The art cycle is still going strong as evidenced by recent results at
.

EFFECTIVE LEADERSHIP AND STRONG GOVERNANCE
FOCUSED ON LONG TERM VALUE CREATION
Independent Board with strong business leaders
Robust Lead Independent Director role
Directors with relevant experience and expertise across sectors and companies
Addition of new directors balances institutional knowledge with new perspectives
Majority vote standard in uncontested elections to promote Board accountability
Strong shareholder engagement program, including specific guidelines to support direct communications between shareholders and Board members
Ongoing commitment to return capital to shareholders
Close alignment of performance and pay
“360-degree” evaluations in the Board’s assessment of both individual director performance and the contributions of Board committees

CONSISTENT HISTORY OF SHAREHOLDER ENGAGEMENT
•
Sotheby’s has a long track record and culture of proactive and open dialogue with its shareholders
•
Consistent with this philosophy, Sotheby’s promptly sought meetings with Marcato Capital
Management and Third Point soon after each announced major holdings
•
Sotheby’s proactively sought input from its shareholders during the development of the Capital
Allocation and Financial Policy Review (CAR)
o
Upon initiating the CAR, members of Sotheby’s management reached out to top shareholders to discuss the process and solicit feedback
o
In particular, Sotheby’s reached out to both Marcato Capital Management and Third Point to offer an opportunity to sign an NDA, see advanced drafts of the CAR and offer their input and advice
o
Sotheby’s briefed Marcato and Third Point on the preliminary conclusions of the review and considered each investor’s feedback in the development of the final framework
o
In late January, Sotheby’s published the results of the CAR and again reached out to top shareholders to review the materials
•
Throughout 2014, Sotheby’s continued its engagement with Marcato on the Company’s approach to capital allocation and return
•
Sotheby’s has also maintained an active dialogue with Third Point, and in early 2014 offered Dan Loeb a board seat in an attempt to reach a settlement and avoid a distracting proxy contest
Sotheby’s Has Consistently Engaged In an
Active and Open Dialogue with Shareholders

SOTHEBY’S BOARD IS COMMITTED TO PURSUING
THE BEST INTERESTS OF ALL SHAREHOLDERS
•
Sotheby’s held numerous discussions with Third Point to learn and understand its views
•
Sotheby’s entered into a non-disclosure agreement with Third Point in January 2014 to discuss
Capital Allocation and Financial Policy Review
•
Before Sotheby’s announced the Capital Allocation and Financial Policy Review results, Mr. Loeb indicated to management that he supported the plan and thought it was well done
•
Sotheby’s offered Mr. Loeb a Board seat and membership on three key board committees to reach a resolution and avoid a costly and disruptive proxy contest and Mr. Loeb indicated he was inclined to accept the offer
•
However, Mr. Loeb abruptly launched his proxy campaign in the midst of constructive dialogue, casting doubt on his ability to work effectively as a Board member
•
The Board has concluded that Mr. Loeb and his nominees would add no incremental, relevant skills, experience or expertise to the Sotheby’s Board
•
The Board is concerned Mr. Loeb and his nominees would be advocates only for Mr. Loeb’s interests rather than those of ALL shareholders based on:
o
Mr. Loeb’s behavior with Sotheby’s and the fact that he has not articulated any reason for change
o
His history as a short time Board member at other companies
o
The self-interested transaction he executed to sell shares back to Yahoo!

SOTHEBY’S IS A MARKET LEADER WITH OUTSTANDING RESULTS DRIVING SUPERIOR SHAREHOLDER RETURNS

SOTHEBY’S HAS DELIVERED STRONG FINANCIAL PERFORMANCE
• Consolidated Sales: $6.3 billion
• Aggregate Auction Sales: $5.1 billion
• Revenues: $854 million
• Revenue Growth: 11.1%
• EBITDA: $245 million¹
• EBITDA Margin: 28.7%¹
• Financial Services Loan
Portfolio:
$474 million
• Loan Portfolio Growth: 11.6%
Market
Valuation
Financial
Performance
(2013)
• Share Price: $42.89
• Market Capitalization: ~$3.0 billion
• 10 Year TSR: 305%
Source: Bloomberg and company filings; market data as of April 4, 2014
Note: Balance sheet data as of 31-Dec-2013
¹ EBITDA and EBITDA Margin are non-GAAP measures. See non-GAAP reconciliation in the Appendix to this presentation.
Capital
Return
• Regular Quarterly Dividend: $0.10
• Special Dividend: $4.34 (paid March 17)
• Share Repurchases (year-to-date): $25 million
• Commitment to return excess capital to
shareholders annually

VIBRANT AND GROWING GLOBAL ART MARKET
• The global art market was estimated at $64 billion in 2013, up from $36 billion in
2001, an approximately 80% increase
• In 2013, the combined auction sales of Sotheby’s and Christie’s reached $11.0 billion, up from $5.9 billion in 2003
• An annual growth rate of approximately 6% over the 10 year period
Source: TEFAF Art Market Report 2014 and 2002
Note: Art market figures converted from euros to dollars at 1.35.
$15.4 billion
$12.8 billion
$3.8 billion
$24.3 billion
Sotheby’s Platform and Footprint Designed to
Reach All Key Channels and Regions in a Growing Market
Global Art Market
$64 billion
Auction Sales
$11 billion
• The private sales market is currently estimated at approximately 53% of the global art market, which approximates historic levels
Private Sales
53% of Art Market
Sales by Key Country
United States China England France

UNIQUELY POSITIONED TO CAPTURE OPPORTUNITY
FROM CONTINUED WEALTH ACCUMULATION
Global Ultra High Net Worth
Population Is Growing …
… Creating Tremendous Business
Opportunities that Sotheby’s is Seizing
•
Significant growth forecasted from 2013 to
2023,
with particularly robust growth within
new markets covered by Sotheby’s global
footprint
•
Ultra high net worth population has grown
59% over last decade
•
In 2007-2012, even through the financial
crisis, high net worth individual investable
wealth grew at 2.6% CAGR, above 1.6%
GDP CAGR
Asia
•
Sotheby’s is uniquely positioned to capture
this opportunity due to deep expertise,
longstanding relationships, and strength of
brand across the art world
+43%
Latin America +42%
Middle East +35%
Source: Knight Frank, The Wealth Report 2014.
o
Private Sales. In-depth knowledge of
owners and keen ability to connect
them with interested buyers
o
Geographic Growth. Expansion into
key markets across the world,
including emerging markets in Asia,
the Middle East, Russia and Latin
America
o
Contemporary Art. Record auction
results in 2013 supported by significant
market expertise and experience

RAPID EXPANSION AND PRESENCE IN GROWING ASIAN MARKET
• Over the last five years, the Chinese art market has been the fastest growing art market in the world, reaching
$15 billion
in 2013
• The emerging Chinese art market presents new opportunities to drive global sales by engaging and educating a growing population of wealthy collectors
• In September 2012, Sotheby’s became the first international auction house to establish a presence in Beijing
• Celebrating 40 years in Hong Kong, Sotheby’s October 2013 sales series generated
$538
million,
the highest total ever for any global
auction house in Asia, and over
100% higher
than the prior year total
of $262 million
• In December 2013, Sotheby’s first commercial auction in mainland China raised
$37 million
and set a record for Chinese-French artist Zao
Wou-Ki in Beijing
• Sotheby's Spring Hong Kong sales totaled
$438
million,
a 56%
increase over the prior year, with three works bringing over HKD$100 million and auction records for Jadeite Jewelry, Chinese Ceramics and any Southeast Asian Artist
Source: TEFAF Art Market Report 2014
Note: Art market figures converted from euros to dollars at 1.35.

• In 2013, Private Sales increased by 30% or $272.5
million and now represent nearly 20% of Sotheby’s
Consolidated Sales and 50% market share with
traditional competitor
• Leverage existing expertise and knowledge to
enhance Sotheby’s Private Sales initiatives
• Opened dedicated private sales galleries in New
York, London and Hong Kong
Approximately 215%
Growth in Private
Sales since 2008
(~26% CAGR)
Over the Past Several Years Sotheby’s Has Dedicated Significant Management
and Specialist Talent to the Rapidly Growing Private Sales Arena
RAPIDLY EXPANDING PRESENCE IN THE PRIVATE SALES MARKET

Countries that participated in Sotheby’s Contemporary Art sales last year
SOTHEBY’S EXCELLENCE IN CONTEMPORARY ART
~$381m
200%
13
67
26
34%
11
Total sales at the November
2013 Evening Sale, the highest
ever in Company history
Increase in activity among Asian
collectors in Sotheby’s Contemporary
Art sales last year
Contemporary works over $20 million
sold at auction in 2013, nearly double
the 2012 figure
Contemporary specialists with a
decade or more at Sotheby’s
Buyers in Sotheby’s 2013
Contemporary sales participating for
the first time
Consecutive Contemporary Art
Evening Auctions with a sell-through
rate exceeding 80%
Sotheby’s Contemporary Art Sales Have Increased by
528%
Over the Last Ten Years

Sotheby’s Commands a Large Share of the Contemporary Art Market and Continues
to Win Many of the Most Sought After and Profitable Works of Art in This Space
Andy Warhol, Silver Car Crash
(Double Disaster)
Sold at Auction in 2013 for $105.5mm
Mark Rothko, No 1
Sold at Auction in 2013
for $75.1mm

• Sotheby’s BIDnow™ live auction platform enables bidders to participate in auctions from anywhere, at any time and on nearly any smart device
• Audubon’s ‘Birds of America’ achieved new record for online purchase in a live
Sotheby’s auction at $3.5 million
• Continuous enhancement of BIDnow™ drove significant increase in client usage in 2013 including:
o
45% increase in online bidding vs. 2012
o
50% increase in Asian client traffic
o
25% increase in time spent on mobile devices
• BIDNow™
regularly registers bids over $1 million
•
In 2013, 33% of online bidders were new to Sotheby’s
• In the last year, digital delivery tripled the distribution of catalogues
• Sotheby’s actively engages across social media platforms to attract and retain clients
• Original content – a key differentiator –
is read by clients in more than 180
countries
• Sotheby’s is aggressively exploring collaborations and additional innovations to expand our digital business
In 2013, Sotheby’s Achieved a 45% Increase in Online Bidding Through the
Company’s BIDnow™ Platform Regularly Registering Bids Exceeding $1 Million
82,500+
Followers
33,000+
Followers
17,500+
Followers
57,500+
Followers
SUCCESSFUL STRATEGY FOR DIGITAL CLIENT ENGAGEMENT
ACROSS ONLINE AND SOCIAL MEDIA PLATFORMS
Significant Investment in Digital Strategy to Increase
Global Client Engagement and Build New Audiences in Key Markets

SOTHEBY’S CAPITAL ALLOCATION STRATEGY CREATES AND DELIVERS LONG TERM VALUE TO SHAREHOLDERS

Upfront Capital
Return (March 2014)
•
Distributed excess available cash to
shareholders via a special dividend
of $300 million paid in March 2014
•
$25 million accelerated share
repurchase completed in March
2014
SOTHEBY’S ONGOING COMMITMENT TO CREATE LONG TERM VALUE
AND RETURN CAPITAL TO SHAREHOLDERS
Near-Term
Initiatives – Loan Book
•
Began process of debt-financing
loans that are eligible collateral
under new SFS ABL
•
Significant level of new loans now
meeting 20%+ ROE threshold
target
•
A majority of ~$150-200 million to
be available by March 2015
Ongoing Value Creation
and Return of Capital
Note: See Statement on Forward-Looking Statements in the Appendix to this presentation.
Initial Return + Potential Near Term Capital Return from Loan Book and Real Estate + Annual Return of Excess
Capital = Meaningful Long Term Value Creation and Return for Shareholders

•
Annual return of excess
capital primarily via a special
dividend
•
Annual share repurchases
primarily to offset employee
stock dilution
•
Disciplined investments in
growth opportunities
Near-Term
Initiatives –
Real Estate
•
York Avenue Headquarters
Review process to
conclude in 2014
•
UK flagship New Bond
Street review
underway

Consider prudent leverage targets for the Company’s core Agency business (adjusted debt to EBITDA of 3.5x to 4.0x through-the-cycle)
Assess and recalibrate sources and uses of capital reserves / liquidity annually, taking into account relevant changes in the business
Target a minimum of 15% ROIC on growth opportunities (20% ROE for Sotheby’s Financial
Services) and allocate capital to initiatives that provide an appropriate rate of return
Execute annual share repurchase program primarily to offset employee stock dilution
All excess capital will be returned to shareholders primarily via annual special dividends
FRAMEWORK FOR RETURNING CAPITAL TO SHAREHOLDERS
Through Our Capital Allocation and Financial Policy Review Process, We
Have Established Key Principles to Determine Amounts and Process for Returning
Excess Capital to Shareholders on an Ongoing Basis
Note: EBITDA is a non-GAAP measure. Adjusted Debt to EBITDA would reflect typical ratings agency adjustments to both debt and EBITDA for debt-like items, such as underfunded pensions and operating leases.
•
Any special dividend will be disclosed in conjunction with the release of full year results and paid shortly thereafter
•
Management retains flexibility to review appropriate means for returning capital to shareholders (e.g. special dividends vs. share repurchases)
1
2
3
4
5

FRAMEWORK FOR EVALUATING INVESTMENTS
•
Threshold Test.
o
15% return on invested capital threshold over the life of the investment.  Investment opportunities must strengthen the core Agency business or provide unique opportunities to expand into adjacencies
o
20% return on equity threshold for Sotheby’s Financial Services
•
Basis for Thresholds. The threshold ROIC rate is based on an approximation of Sotheby’s weighted average cost of capital over time
•
Capital Allocation Decision. Investments that meet the thresholds will be evaluated further and capital will be allocated to those projects offering the highest risk-adjusted returns
Sotheby’s Will Evaluate Potential Investments
According to a Targeted Return Requirement

“The review undertaken looks thorough…concluded that the firm’s art auction and private sales business should be funded separately from its art lending activities. Using more outside leverage for the finance side will help release cash to pay the dividend...it’s all rational and laid out with unusual clarity, which pleased analysts on Wednesday’s conference call.”
- January 29, 2014
“We are impressed with BID’s new plan which we believe thoughtfully separates BID’s Agency & Financial Services businesses, adds leverage to each, and specifies BID’s commitment to return capital to shareholders primarily via Annual Special Dividends.”
- January 29, 2014
“We believe this was a good step (the company is becoming more shareholder-focused and more transparent)”
- January 29, 2014
SOTHEBY’S RECEIVED WIDESPREAD PRAISE REGARDING
THE RESULTS OF THE CAPITAL ALLOCATION REVIEW
In Conversations With Management, Mr. Loeb Characterized the Company’s Capital
Allocation and Financial Policy Plan as the “Right Approach,” Striking a Balance
Between Returning Capital to Shareholders and Continuing to Invest in the Business

SOTHEBY’S ONGOING COST STRUCTURE REVIEW & PROGRESS
Sotheby’s Annual Planning Process Identified Opportunities for
Savings of $22 million in 2014, Equivalent to ~10% of 2013 Operating Income
•
Expects to reduce professional fees by approximately $9 million, or 15%, in
2014
Note: Savings of $22 million in 2014 includes reduction of direct costs of auction services that would equate to $5 million in savings based on a similar level of Net Auction Sales as
2013.
Professional
Fees
•
Reduce marketing expenses by approximately $4 million, or
17%,
in 2014,
reflecting a more targeted approach to spending on core strategic priorities
Other General
and
Administrative
Expenses
•
Spending reductions of approximately $4 million across other categories of general and administrative expenses
Direct Costs
of Auction
Services
•
Reduce direct costs of auction services as a Percent of Net Auction Sales by approximately 10 basis points in 2014
Marketing
Expenses
Cost Saving Is a Priority and the Board and Management Have Made Significant
Progress to Date and Will Vigorously and Continuously Pursue Additional Efficiencies

Sotheby's
DIAMONDS

Wine

Sotheby's INSTITUTE OF ART

Sotheby's
INTERNATIONAL REALTY

Sotheby's Imprint
The Art of Global Print Management

Sotheby's

• Behind the Sotheby’s brand is a 270 year history of providing exceptional service to clients worldwide through art, auctions, real estate and more
• The Sotheby’s brand connotes a reputation of expertise, credibility, trust and prestige
• In addition to core auction, financial services, and private sales business, the Sotheby’s brand has also been applied to:
o
Sotheby’s International Realty through a licensing agreement
o
High-end retail wine sales
o
Diamond retail sales
o
Sotheby’s Institute of Art, which continues to expand its global presence and relevance in key art markets
o
Sotheby’s Imprint, which offers print management and distribution services for premiere brands
• In 2013, Domenico De Sole joined as Lead Independent Director, with luxury brand expertise from his time at Tom Ford and Gucci
• In 2014, Alfredo Gangotena joined as Chief Marketing Officer, with an accomplished record of defining, managing and promoting global brands such as MasterCard Worldwide, Hutchison-Priceline, and
Henkel Group

Sotheby’s is Enormously Protective of the Brand and Carefully Evaluates Brand
Usage Opportunities Against the Potential Value and Risk to the Overall Business
SOTHEBY’S IS ONE OF THE MOST
RECOGNIZED LUXURY BRANDS IN THE WORLD

Investment Opportunities
• Increased investment in private sale initiatives
• Increased loan portfolio at Sotheby’s Financial Services
• Opportunistic principal activities
• Expansion into new collecting categories
• Further investment in emerging markets
• Continued expansion of digital engagement
• Leverage Sotheby’s brand in complementary products or
Pursue Opportunities that Strengthen the Core Agency Business;
Increase Exposure to Fast Growing New Markets;
Expand the Breadth and Profitability of the Sotheby’s Brand
services
STRATEGY FOR CONTINUED GROWTH

SOTHEBY’S HAS THE RIGHT BOARD AND LEADERSHIP TO DELIVER SHAREHOLDER VALUE NOW AND INTO THE FUTURE

CONSISTENT HISTORY OF SHAREHOLDER ENGAGEMENT
AND SHARP FOCUS ON DELIVERING VALUE
Sotheby’s Board and Management Have Demonstrated a Long, Unwavering
Commitment to Shareholder Value and Shareholder Engagement, and Continue to
be Responsive to Feedback
• Shaped in 2013 with input solicited from a number of investors
• After results were announced early in 2014, Sotheby’s again engaged top shareholders, who provided positive feedback on framework and policy
Capital
Allocation
Review
Executive
Compensation
Corporate
Governance
• In 2013, Sotheby’s solicited feedback from investors on executive compensation and made significant changes to improve the program and address shareholder concerns
• Engaged in substantial outreach to the majority of shares outstanding
• Continuous review and enhancement of governance guidelines, including recent changes to support direct communication between shareholders and
Board members
• A Board focused on constant renewal and improvement, including “360 degree” director evaluation, with a balanced set of experience and skills relevant to our business and building shareholder value

SOUND CORPORATE GOVERNANCE POLICIES AND PRACTICES
Independent Board with New Perspectives
•
•
•
•
Sound Governance Practices
•
•
•
•
Recently Enhanced Corporate Governance Guidelines
•
•
•
•
•
•
¹ Source: Spencer Stuart Board Index 2013
² Source: Wall Street Journal
Robust Lead Independent Director role; new Lead Independent Director, Domenico De Sole, was appointed in December 2013
Average tenure of ~7.1 years versus an average of ~8.6 years for the S&P 500¹ and ~10.8 years for the S&P 1500²
Board members recognized as respected leaders in their fields
Annually elected directors
Majority vote standard for election of directors
Majority vote standard to amend bylaws/charter and approve M&A transactions
Engage regularly with shareholders and seek feedback
shareholders and facilitating director evaluations
Mandatory retirement guidelines for non-management directors
Guidelines to support direct communication between shareholders and members of the Board
Updated director stock ownership guidelines to require periodic review
Revisions to executive compensation program intended to make equity awards more long term focused
“360 degree” evaluation in the Board’s assessment of both individual directors and Board committees
Sotheby’s Is Committed to Effective Independent Board Leadership and
Governance Practices Focused on Shareholder Value Creation
10 of 12 directors are independent;
five new independent directors will have been added since 2011
Expanded responsibilities Director, codifying practices, including existing of Lead Independent on engaging with

BOARD WITH DISTINCT KNOWLEDGE AND EXPERTISE
CRITICAL TO THE COMPANY’S SUCCESS
12 Highly Qualified Directors; 10 Independent Directors;
5 Will Have Been Added Since 2011
Jessica Bibliowicz
Former Chairman and
Chief Executive
Officer of National
Financial Partners
Domenico De Sole
Chairman of Tom Ford
International
The Duke of Devonshire
Chancellor of the
University of Derby
Daniel Meyer
President of Union
Square Hospitality Group
(incl. Shake Shack and
Union Square Café)
Allen Questrom
Former CEO of
Federated Department
Stores, Neiman
Marcus, Barney’s and
J.C. Penney
Marsha E. Simms
Partner at Weil, Gotshal
& Manges until
retirement in 2010
Diana L. Taylor
Former Superintendent
of Banks of New York
State
Dennis M. Weibling
Managing Director of
Rally Capital and
Former President of
Eagle River
Note: Shading indicates new directors since 2011. Jessica Bibliowicz and Kevin Conroy are new nominees in 2014.
John M. Angelo
Chief Executive Officer
of Angelo, Gordon &
Company
Kevin Conroy
President of Univision
Interactive and
Enterprise
Development
Robert S. Taubman
Chairman, President and
CEO of Taubman Centers
Member, University of
Michigan Investment
Advisory Committee
William F. Ruprecht
President and Chief
Executive Officer of
Sotheby’s

Law
Banking
Digital, Media, Advertising,
Communications and Marketing
Leading and profitably growing
public and private companies
(Current / Former CEOs)
Experience in key growth
markets for Sotheby’s
SOTHEBY’S BOARD HAS UNIQUE, BROAD AND
COMPLEMENTARY RANGE OF EXPERTISE AND CAPABILITIES
Sotheby’s Current Board Has the Relevant Experiences and Qualifications
Necessary to Continue to Deliver Effective and Independent Oversight and Direction
Art World Relationships
Capital Markets
High-End Luxury Goods
Real Estate
Client Service
International Management
Corporate Governance
Entrepreneurship
Capital Allocation
Value Creation
Money Management

SOUND COMPENSATION PRACTICES
SHAPED BY A RESPONSIVE BOARD
Sotheby’s Board Proactively Engages with Shareholders and
Provides Solutions to Address Shareholder Concerns
After last year’s annual “say-on-pay” vote, the Compensation Committee led a thorough review of pay practices and CD&A disclosure
• Our Compensation Committee engaged in substantial outreach to Sotheby’s largest shareholders, who represented more than the majority of shares outstanding, to fully understand shareholder concerns and solicit input on Sotheby’s pay practices
• Our Compensation Committee worked intensively with independent compensation experts
Semler Brossy on a top-to-bottom review, with shareholder comments integral to the process
In response to shareholder feedback, Sotheby’s Compensation Committee took the following actions:
Expanded disclosure on performance measures, calculation of Sotheby’s incentive compensation pool, market check for compensation decisions, and individual incentive payout rationale
Eliminated retesting for long term incentive grants
vest of long term awards rather than annual vest
Modified executive equity award structure to be more long term focused with three-year cliff

SOTHEBY’S SHAREHOLDER RIGHTS PLAN
Sotheby’s shareholder rights plan is shareholder friendly
• One-year term automatically expiring in October 2014
• Shareholder approval is required to extend rights plan beyond October 2014
• Permits passive investors to accumulate as much as 20%
• Does not apply to majority-approved third-party bids to acquire the whole company
The shareholder rights plan is an important tool to ensure ALL Sotheby’s shareholders are treated fairly, including in the context of rapid accumulations by 13D filers and certain short-term focused holders
• Allows the Board and shareholders time to make informed judgments after considering the interests of all shareholders
Sotheby’s Board and Management View the Shareholder Rights Plan as
an Important Tool to Ensure ALL Shareholders Are Treated Fairly;
Mr. Loeb Has Made Clear That He Seeks Relief from the Rights Plan to Buy Shares with Votes After the Record Date in Order to Win the Proxy Contest
“To win a proxy battle, Third Point would start with the 10% it can vote, but for the remainder of their vote they would need to convince their fellow stockholders…if activists can’t do that without acquiring more voting power for themselves, then it seems to me they are essentially admitting that to win they need the very elements of control–without paying a control premium–which the pill is legitimately designed to prevent being bought at a bargain price.”
-
Wall Street Journal, 01-April-2014

THIRD POINT HAS MADE NO CASE THAT CHANGE IS WARRANTED; MR. LOEB’S SLATE ADDS NO INCREMENTAL RELEVANT EXPERTISE TO YOUR BOARD

SUMMARY OF INTERACTIONS WITH THIRD POINT
• Between August 2013 and February 2014, Board members and management had six in-person meetings and numerous conference calls with Mr. Loeb
• Offered to allow Mr. Loeb to review our capital allocation plan in depth if he agreed to a non-disclosure agreement in January 2014; he agreed and indicated to management that he supported the plan and thought it was well done
• During discussions with members of the Board and management, Mr. Loeb reiterated his desire to join the Board
• Mr. Loeb also expressed that he was “willing to work” with Mr. Ruprecht
• Mr. Loeb also commended Sotheby’s on the Capital Allocation Review and results
Meetings
with
Management
• Third Point has held shares in Sotheby’s for approximately one year
• Third Point initially filed a 13D in August 2013, disclosing a 5.7% stake
• In October 2013, Third Point sent an open letter disclosing a 9.3% stake and destabilizing demands:
o
Resignation of and search for new CEO
o
Addition of “several” new directors
o
“Revamped” strategy
Ownership
and Letter to
Board
• Sotheby’s engaged in multiple discussions with Third Point in February 2014 in an effort to reach a resolution and avoid a costly and disruptive proxy battle
• Mr. Loeb was offered a seat on the Board, recognizing his ownership position and signaling an attempt at an amicable resolution
Sotheby’s
Attempt at a
Resolution
Proxy Fight
Launch
• In the midst of a constructive settlement negotiation, which your Lead Independent Director pursued aggressively with the full support of the Board, Mr. Loeb launched an abrupt proxy contest for three directors

THIRD POINT NOMINEES
Daniel S. Loeb
•
•
•
Mr. Loeb’s Nominees Add No Incremental Experience to the Board
Harry J. Wilson
•
•
Olivier Reza
•
•
•
• Art/Auction Expertise:
• Luxury Expertise:
• Digital Media/Communications:
• Client Service:
• Art/Auction Expertise:
• Luxury Expertise:
• Digital Media/Communications:
• Client Service:
• Art/Auction Expertise:
• Luxury Expertise:
• Digital Media/Communications:
• Client Service:
No experience    Limited experience
Current position: CEO of Third Point LLC
Experience: Asset management
Public company board service: No current boards; average tenure of one to two years on previous boards
Current position: Chairman & CEO, MAEVA Group
Experience: Restructuring (notably in relation to auto industry bankruptcies)
Public company board service: Visteon (auto parts company) since soon after company emerged from bankruptcy. Served briefly as member of Yahoo!
board (nominated by Third Point) and resigned when Yahoo! repurchased
Third Point stake. Additional Third Point associations include Loeb being among top 20 contributors to Wilson’s failed 2010 campaign for New York
State Comptroller
Current position: Managing Partner of Myro Capital, providing services to his family members and associated entities including those associated with the jewelry business of Alexandre Reza (his father)
Experience: Most of career in investment banking; recently joined family’s jewelry business
Public company board service: None
•

POGO PRODUCING COMPANY

YAHOO!

Massey Energy

Sotheby's

MR. LOEB’S BOARD EXPERIENCE
Company Tenure Overview
<1 Year
• Third Point announced that it would nominate 6 directors to the Board in February
2007
• Pogo agreed to expand the Board from 8 to 10 directors and appointed Mr. Loeb and an associate to the Board on July 1, 2007
• Pogo subsequently announced acquisition by Plains on July 17, 2007
~1 Year
• Joined Board along with two other nominees in May 2012
• Stepped down in July 2013 after negotiating a private transaction under which Yahoo!
agreed to repurchase ~40mm of Loeb’s shares
~1 Year
• Loeb appointed to Board in May 2006 following proxy fight, resigned in June 2007
• During that period, shares of Massey declined more than 30%, underperforming the
S&P 500 by nearly 50%; in the six months following his resignation, shares of
Massey outperformed the S&P 500 by ~30%
1
1
Measured from May 16, 2006, the date of the Massey annual meeting, through June 13, 2007, the date of Mr. Loeb’s resignation letter.
Mr. Loeb’s Board Experience Highlights the Short-Term Nature of His
Representation of Shareholders as a Director

[e] enphase ENERGY

Ligand

BIOFUEL ENERGY CORP.

Sotheby's

Company Tenure Overview
~1 Year
• No publicly disclosed activism
• Third Point was granted one Board seat
~2 Years
• Mr. Loeb was appointed to the Board in December 2005 and resigned in March 2007
• During Mr. Loeb’s tenure as a Board member, Ligand shares remained at approximately the same price and underperformed the S&P 500 by ~12%
1
~2 Years
• Mr. Loeb had been a member of the Board of Directors of the private Company since
May 2006
• Mr. Loeb disclosed a 30.4% stake in the Company on June 26, 2007, purchasing shares through a private placement completed simultaneously with the close of the
Company’s IPO on June 19, 2007
• From the close of the Company’s IPO to Mr. Loeb’s resignation effective March 11,
2008, shares of Biofuel underperformed the S&P 500 by over ~40%
MR. LOEB’S BOARD EXPERIENCE (CONT’D.)
1
Measured from December 8, 2005 through March 1, 2007.
Mr. Loeb’s Board Experience Highlights the Short-Term Nature of His
Representation of Shareholders as a Director

THIRD POINT HAS MADE NO CASE THAT CHANGE IS WARRANTED
Independent Board with
Diverse Perspectives
• 10 of Sotheby’s 12 directors are independent, with 5 new independent directors to be added since 2011
• Sotheby’s Board provides unique, broad, and complementary expertise in art, luxury goods, digital media, international business and operations
Leader in High Growth
Asian Art Market
• In September 2012, Sotheby’s became the first international auction house to establish a presence in Beijing
• Celebrating 40 years in Hong Kong, Sotheby’s October 2013 sales generated $538 million, the highest total ever for any global auction house in Asia
Increased Private Sales
• Private sales have increased approximately 315% since 2008 and by ~30% in 2013 alone, and represent almost 20% of consolidated sales
Leader in Contemporary Art
Auction Market
• Sotheby’s Contemporary Art sales have increased by over 500% since 2003
• In November 2013, Sotheby’s Contemporary Evening sale set numerous records
Robust Online Presence
• 45% increase in online bidding through the company’s BIDnow™ platform
• Aggressively exploring opportunities for collaboration and innovation to drive future growth in digital platform
Brand Leverage
• Sotheby’s has successfully leveraged its brand for a variety of activities including retail wine sales, retail diamond sales and realty
Focus on Cost Saving
and Efficiency
• Management has identified $22 million of cost savings in 2014 and is aggressively pursuing additional efficiencies
• Board is committed to continuous cost improvement
Shareholder Friendly
Rights Plan
• Shareholder friendly rights plan, with a one year term expiring in October 2014
• Mr. Loeb wants relief from the rights plan to buy votes

MR. LOEB’S SELF-INTERESTED TRANSACTION WITH YAHOO!
Gabelli & Company - July 23, 2013
“This deal looks bad. We believe Yahoo’s aggressive share repurchase program will likely add shareholder value at current prices and large, privately negotiated share repurchases, executed at market, are not in themselves questionable. However, this transaction is colored by Third Point’s insider status…Moreover, Third Point is giving up its Board representation as part of this deal, which smacks of greenmail. Why didn’t Yahoo just tender for 40 million shares and allow all shareholders to participate? Perhaps Yahoo could have received a better price.”
Source:  Gabelli & Company Research, New York Times
New York Times - July 23, 2013
“The share repurchase has the whiff of greenmail, with Business Insider’s Henry Blodget going as far as to call it “insider trading”…the sale is arguably suspect in terms of its timing. Right now, Yahoo’s valuation is floating on two pontoons. The first and biggest driver of Yahoo’s share gains over the last few years has been its stake in the Chinese Internet giant Alibaba Group
gaining from the unexpected Alibaba rise but not the restructuring he advocated, leaving just before things get hard and the wave crashes. Mr. Loeb’s exit raises the question of whether he was out to create true value or merely stir the pot to get a quick hit and $600 million in profit so far from Yahoo. Mr. Loeb’s promise at the beginning was to provide “all-star directors,” not all-star directors for about a year…
via a corporate stock buyback, he would have been unlikely to get the same price. In addition, the volume would have meant that trading costs would have whittled away at some of his profit.”
…In this light, Mr. Loeb’s departure is being viewed as riding the wave of hype over Yahoo. He is
Had Mr. Loeb sold directly in the market rather than

SOTHEBY’S HAS THE RIGHT BOARD, LEADERSHIP TEAM AND
STRATEGY IN PLACE TO DELIVER VALUE FOR ALL SOTHEBY’S
SHAREHOLDERS NOW AND OVER THE LONG TERM
Sotheby’s Is a Market Leader with Outstanding Results
and Superior Shareholder Returns
•
Sotheby’s benefits from a solid financial foundation
•
Our Board is independent and has the strength, diversity, experience and qualifications to continue to provide excellent oversight and continue delivering value for shareholders
•
Our Board is committed to sound corporate governance practices
•
Sotheby’s has engaged frequently with Third Point and other shareholders, and our Board is committed to aggressively pursuing the best interests of
ALL Sotheby’s shareholders.  We believe shareholders should question whether Mr. Loeb will do the same
•
Sotheby’s Board has concluded that Mr. Loeb’s nominees add no relevant skills, experience or expertise that is not already effectively represented on the Board
•
Through his interactions with Sotheby’s Board, Mr. Loeb has shown that he would be a disruptive director
Your Vote Is Important - We Encourage You to Vote Your Shares in
Support of Your Board on the GREEN Proxy Card

APPENDIX * * * * * * * * *

APPENDIX – NON-GAAP MEASURES
• GAAP refers to generally accepted accounting principles in the United States of America. In this presentation, financial measures are presented in accordance with GAAP and also on a non-GAAP basis. Non-GAAP measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations provided herein.
• Sotheby's defines EBITDA as net income (loss), excluding income tax expense (benefit), interest expense, interest income, and depreciation and amortization expense. Sotheby’s defines Adjusted Debt as total debt, plus an estimate of debt-like items typically included in debt calculations of rating agencies, such as unfunded pensions and operating leases. For the purposes of this presentation, the target Adjusted Debt to EBITDA ratio for the Agency business was contemplated by management by including the impact of such ratings agency adjustments to total debt and EBITDA.
• We caution investors that amounts presented in accordance with Sotheby’s definitions of EBITDA, Adjusted Debt, and the target Adjusted Debt to EBITDA ratio for the Agency business may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate such measures in the same manner.
Management believes that EBITDA, Adjusted Debt, and the target Adjusted Debt to EBITDA ratio for the Agency business provide important supplemental measures of Sotheby's performance and that these measures may be used by securities analysts, investors, financial institutions, and other interested parties in the evaluation of Sotheby's.
Management also utilizes EBITDA in analyzing Sotheby's performance and in the determination of annual incentive compensation.

APPENDIX
(US$ in millions)
EBITDA 2013
GAAP Net income (loss)
$130
Adjustments :
Income tax expense (benefit) related to continuing operations $56
Income tax expense related to discontinued operations -
Income tax benefit related to cumulative effect of accounting change -
Income tax expense (benefit) related to equity in earnings of investees -
Interest income (3)
Interest expense 43
Depreciation and amortization expense 19
EBITDA
$245

APPENDIX
INDUSTRY / MARKET DATA:
Industry and market data used in this presentation have been obtained from industry publications and sources as well as from third-party research reports prepared for other purposes. The data obtained from these sources has not been independently verified and no guarantee is made of the data’s accuracy and completeness.
FORWARD LOOKING STATEMENTS:
This presentation contains certain forward looking statements, as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. As such, readers are cautioned not to place undue reliance on forward-
looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. Major factors which the Company believes could cause the actual results to differ materially from the predicted results in the forward looking statements include, but are not limited to, the risks identified below under “Risk Factors,” which are not ranked in any particular order. In addition to the considerations and factors referred to under “Risk Factors” and in prior filings and releases, major factors which the Company believes could cause actual events to differ materially include, but are not limited to, the overall strength of the international economy and financial markets, political conditions in various nations, competition with other auctioneers and art dealers, the success of the
Company’s risk reduction and margin improvement efforts, the amount of quality property being consigned to art auction houses, the marketability at auction of such property, the success of the Company’s future auction sales and the reception of the results from the Company’s announced capital allocation and financial review and other initiatives, including but not limited to its cost reduction initiatives, review of its real estate portfolio and related alternatives and its plans and framework for returning capital to stockholders and optimizing its capital structure and financial policies. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.
RISK FACTORS:
The global economy and the financial markets and political conditions of various countries may negatively affect Sotheby's business and clients, as well as the supply of and demand for works of art.
The international art market is influenced over time by the overall strength and stability of the global economy and the financial markets of various countries, although this correlation may not be immediately evident. In addition, global political conditions and world events may affect Sotheby's business through their effect on the economies of various countries, as well as on the willingness of potential buyers and sellers to purchase and sell art in the wake of economic uncertainty. Sotheby's business can be particularly influenced by the economies, financial markets and political conditions of the U.S., the U.K., China and the other major countries or territories of Europe and Asia (including the Middle East). Accordingly, weakness in those economies and financial markets can adversely affect the supply of and demand for works of art and Sotheby's business. Furthermore, global political conditions may also influence the enactment of legislation that could adversely impact Sotheby's business.

APPENDIX
RISK FACTORS (CONTINUED):
Government laws and regulations may restrict or limit Sotheby's business or impact the value of its real estate assets.
Many of Sotheby's activities are subject to laws and regulations including, but not limited to, import and export regulations, cultural property ownership laws, data protection and privacy laws, anti-money laundering laws, antitrust laws, copyright and resale royalty laws, laws and regulations involving sales, use, value-added and other indirect taxes, and regulations related to the use of real estate. In addition, Sotheby's is subject to local auction regulations, such as New York City
Auction Regulations Subchapter M of Title 6
§§
2-121-2-125, et. seq. Such regulations currently do not impose a material impediment to the worldwide business of Sotheby's, but do affect the art market generally. A material adverse change in such regulations, such as the Equity for Visual Artists bill introduced in the U.S.
Congress which would impose a 7% resale royalty on sales of art through large auction houses, could affect Sotheby's business. Additionally, export and import laws and cultural property ownership laws could affect the availability of certain kinds of property for sale at Sotheby's principal auction locations, increase the cost of moving property to such locations, or expose Sotheby's to legal claims or government inquiries.
Foreign currency exchange rate movements can significantly impact Sotheby's results of operations and financial condition.
Sotheby's has operations throughout the world, with approximately 59% of its revenues earned outside of the U.S. in 2013. Additionally, Sotheby's has significant assets and liabilities denominated in the Pound Sterling, the Euro, and the Swiss Franc. Revenues, expenses, gains, and losses recorded in foreign currencies are translated using the monthly average exchange rates prevailing during the period in which they are recognized. Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Accordingly, fluctuations in foreign currency exchange rates, particularly for the Pound
Sterling, the Euro, and the Swiss Franc can significantly impact Sotheby's results of operations and financial condition.
Competition in the international art market is intense and may adversely impact Sotheby's results of operations.
Sotheby's competes with other auctioneers and art dealers to obtain valuable consignments to offer for sale either at auction or through private sale. The level of competition is intense and can adversely impact Sotheby's ability to obtain valuable consignments for sale, as well as the commission margins achieved on such consignments.
Sotheby's cannot be assured of the amount and quality of property consigned for sale, which may cause significant variability in its financial results.
The amount and quality of property consigned for sale is influenced by a number of factors not within Sotheby's control. Many major consignments, and specifically single-owner sale consignments, often become available as a result of the death or financial or marital difficulties of the owner, all of which are unpredictable and may cause significant variability in Sotheby's financial results from period to period.
The demand for art is unpredictable, which may cause significant variability in Sotheby's results of operations.
The demand for art is influenced not only by overall economic conditions, but also by changing trends in the art market as to which collecting categories and artists are most sought after and by the collecting preferences of individual collectors, all of which are difficult to predict and which may adversely impact the ability of
Sotheby's to obtain and sell consigned property, potentially causing significant variability in Sotheby's results of operations from period to period.

APPENDIX
RISK FACTORS (CONTINUED):
The loss of key personnel could adversely impact Sotheby's ability to compete.
Sotheby's is largely a service business in which the ability of its employees to develop and maintain relationships with potential sellers and buyers of works of art is essential to its success. Moreover, Sotheby's business is unique, making it important to retain key specialists and members of management. Accordingly,
Sotheby's business is highly dependent upon its success in attracting and retaining qualified personnel.
The strategic initiatives being implemented by Sotheby's may not succeed.
Sotheby's strategic initiatives are focused on extending the breadth and depth of its relationships with its most valuable clients, developing a presence in China and other emerging markets, growing private sales, and leveraging and growing the Finance segment client loan portfolio. Sotheby's future operating results are dependent, in part, on management's success in implementing these and other strategic initiatives. Furthermore, the inability of Sotheby's to successfully implement its strategic initiatives could result in, among other things, the loss of clients, the loss of key personnel, the impairment of assets, and inefficiencies from operating in new and emerging markets. Also, Sotheby's short-term operating results and liquidity could be unfavorably impacted by the implementation of its strategic plans.
Sotheby's joint venture in China is a foreign-invested enterprise under Chinese law. As such, enforcement of certain of Sotheby's rights within the joint venture are subject to approval from the Chinese government, which could limit the ability of the joint venture to operate and succeed.
In September 2012, Sotheby's received approval from the Chinese government to form and operate a 10-year equity joint venture with Beijing GeHua Art
Company in China, which management believes will strategically enhance Sotheby's long-term presence in mainland China and allow it to capitalize on the opportunities presented by the Chinese art market. Because the joint venture is a foreign-invested enterprise under Chinese law, all changes in shareholding and constitution of the joint venture will be subject to approval by the Chinese government, including in the event Sotheby's is seeking to terminate the joint venture agreement, exercise its put option, or wind-up the joint venture. Accordingly, Sotheby's ability to successfully operate the joint venture and enforce the joint venture agreement provisions could be constrained by the Chinese government and other unforeseen circumstances.
Sotheby's is currently in negotiations with the Chinese government to obtain the license required to operate as a Foreign-Invested Commercial
Enterprise in order to establish a wholly-owned subsidiary in China. Sotheby's negotiations to obtain the license required to operate as a Foreign-
Invested Commercial Enterprise in China may not be successful.
Sotheby's establishment of a wholly-owned subsidiary in China is subject to the receipt of a license from the Chinese government. Sotheby's may not be successful in obtaining this license, which could delay or inhibit its ability to further implement its strategic initiatives in China.

APPENDIX
RISK FACTORS (CONTINUED):
Sotheby's capital allocation and financial policies may impact its liquidity, financial condition, market capitalization and business, and Sotheby's ongoing ability to return capital to its shareholders (and the size and timing of such return) is subject to ongoing business variables.
In September 2013, the Board of Directors announced a review of Sotheby's capital allocation and financial policies in an effort to evaluate ongoing ways to deliver value to its shareholders, including through balance sheet optimization and potential return of capital strategies. Key considerations with respect to such assessment included, but was not limited to, the potential use of incremental debt to fund segments of Sotheby’s operations, ongoing funding requirements for certain of Sotheby’s strategic initiatives, both announced and contemplated, the value of Sotheby’s real estate properties, and the potential tax implications of any of the actions considered. The actions taken by Sotheby’s based on its review of its capital allocation and financial policies may impact its current and future liquidity, financial condition, market capitalization and business. In addition, the amount and timing of Sotheby’s return of capital to shareholders depends on various factors, including the outcome of Sotheby’s review of strategies with respect to its real estate properties, the amount of excess cash generated by the business in the future, and the amount of capital that may be required to support Sotheby’s future liquidity needs, among other factors.
A small number of shareholders may ultimately impact Sotheby's business
As of December 31, 2013, management believes that two of Sotheby’s largest shareholders control approximately 16% of Sotheby’s Common Stock. These two significant shareholders, either individually or acting together, may be able to exercise significant influence over matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions.
A breach of the security measures protecting Sotheby's global network of information systems and those of certain third-party service providers utilized by Sotheby's may occur.
Sotheby's is dependent on a global network of information systems to conduct its business and is committed to maintaining a strong infrastructure to secure these systems. As part of its information systems infrastructure, Sotheby's relies, to a certain extent, upon third-party service providers to perform services related to
BIDnowTM, retail wine e-commerce and website server hosting. While these third-party service providers offer unique and specialized information security measures, certain elements of Sotheby's global information system security are outside management's direct control due to the use of these service providers.
These third-party service providers are contractually obligated to host and maintain the service in a professional manner, in accordance with the rules and standards generally accepted within the industry. This includes conventional security measures such as firewall, password and encryption protection, breach notification requirements, and PCI practices for credit card processing services. A breach of the security measures protecting Sotheby's information systems could adversely impact its operations, reputation, and brand.
Sotheby's business continuity plans may not be effective in addressing the impact of unexpected events that could impact its business.
Sotheby's inability to successfully implement its business continuity plans in the wake of an unexpected event, such as an act of God or a terrorist attack occurring near one of its major selling and/or sourcing offices and/or any other unexpected event, could disrupt its ability to operate and adversely impact its operations.

APPENDIX
RISK FACTORS (CONTINUED):
Sotheby's relies on a small number of clients who make a significant contribution to its revenues, profitability and operating cash flows.
Sotheby's relies on a small number of clients who make a significant contribution to its revenues, profitability, and operating cash flows. Accordingly, Sotheby's revenues, profitability, and operating cash flows are highly dependent upon its ability to develop and maintain relationships with this small group of clients, as well as the financial strength of these clients.
Subject to management approval under Sotheby's policy, Sotheby's may pay the consignor the net sale proceeds from an auction or private sale before payment is collected from the buyer and/or may allow the buyer to take possession of purchased property before payment is received. In these situations, Sotheby's is exposed to losses in the event the buyer does not make payment.
Under the standard terms and conditions of its auction and private sales, Sotheby's is not obligated to pay the consignor for property that has not been paid for by the buyer. However, in certain instances and subject to management approval under Sotheby's policy, the consignor may be paid the net sale proceeds before payment is collected from the buyer while Sotheby's retains possession of the property. In such situations, if the buyer does not make payment, Sotheby's will take title to the property, but could be exposed to losses if the value of the property declines. In certain other situations and subject to management approval under
Sotheby's policy, the buyer is allowed to take possession of purchased property before making payment. In these situations, Sotheby's is liable to the seller for the net sale proceeds whether or not the buyer makes payment and would incur losses in the event of buyer default.
Sotheby's ability to collect auction receivables may be adversely impacted by buyers from emerging markets, as well as by the banking and foreign currency laws and regulations, and judicial systems of the countries in which it operates and in which its clients reside.
Sotheby's operates in 40 countries and has a worldwide client base that has grown in recent years due in part to a dramatic increase in the activity of buyers from emerging markets, and in particular, China. The collection of auction receivables related to buyers from emerging markets may be adversely impacted by the buyer's lack of familiarity with the auction process and the buyer's financial condition. Sotheby's ability to collect auction receivables may also be adversely impacted by the banking and foreign currency laws and regulations regarding the movement of funds out of certain countries, as well as by Sotheby's ability to enforce its rights as a creditor in jurisdictions where the applicable laws and regulations may be less defined, particularly in emerging markets.
Demand for art-related financing is unpredictable, which may cause variability in Sotheby's results of operations.
Sotheby's business is, in part, dependent on the demand for art-related financing, which can be significantly influenced by overall economic conditions and by the often unpredictable financial requirements of owners of major art collections. Accordingly, the financial results of Sotheby's Finance segment are subject to variability from period to period.
The ability of Sotheby's to realize proceeds from the sale of collateral for Finance segment loans may be delayed or limited.
In situations when there are competing claims on the collateral for Finance segment loans and/or when a borrower becomes subject to bankruptcy or insolvency laws, Sotheby's ability to realize proceeds from the sale of its collateral may be limited or delayed.

APPENDIX
RISK FACTORS (CONTINUED):
The value of the property held in inventory and the property pledged as collateral for Finance segment loans is subjective and often fluctuates, exposing Sotheby's to losses and significant variability in its results of operations.
The market for fine art, decorative art, and high-end jewelry is not a highly liquid trading market. As a result, the valuation of these items is inherently subjective and their realizable value often fluctuates over time. Accordingly, Sotheby's is at risk both as to the realizable value of the property held in inventory and as to the realizable value of the property pledged as collateral for client loans. In estimating the realizable value of the property held in inventory and the property pledged as collateral for Finance segment loans, management relies on the opinions of Sotheby's specialists, who consider the following complex array of factors when valuing these items: (i) whether the property is expected to be offered at auction or sold privately, in the ordinary course of Sotheby's business; (ii) the supply and demand for the property, taking into account economic conditions and, when relevant, changing trends in the art market as to which collecting categories and artists are most sought after; and (iii) recent sale prices achieved for comparable items within a particular collecting category and/or by a particular artist. If there is evidence that the estimated realizable value of a specific item held in inventory is less than its carrying value, a loss is recorded to reflect management's revised estimate of realizable value. In addition, if the estimated realizable value of the property pledged as collateral for a client loan is less than the corresponding loan balance, management assesses whether it is necessary to record a loss to reduce the carrying value of the loan, after taking into account the ability of the borrower to repay any shortfall between the value of the collateral and the amount of the loan. These factors may cause significant variability in Sotheby's financial results from period to period.
Sotheby's could be exposed to losses and/or reputational harm as a result of various claims and lawsuits incidental to the ordinary course of its business.
Sotheby's becomes involved in various legal proceedings, lawsuits, and other claims incidental to the ordinary course of its business. Management is required to assess the likelihood of any adverse judgments or outcomes in these matters, as well as potential ranges of probable or reasonably possible losses. A determination of the amount of losses, if any, to be recorded or disclosed as a result of these contingencies is based on a careful analysis of each individual exposure with, in some cases, the assistance of outside legal counsel. The amount of losses recorded or disclosed for such contingencies may change in the future due to new developments in each matter or a change in settlement strategy.
Sotheby's could be exposed to reputational harm as a result of wrongful actions by certain third parties.
Sotheby's is involved in various business arrangements and ventures with unaffiliated third parties. Wrongful actions by such parties could harm Sotheby's brand and reputation.
Sotheby's could be exposed to losses in the event of title or authenticity claims.
The assessment of property offered for auction or private sale can involve potential claims regarding title and authenticity. Items sold by Sotheby's may be subject to statutory warranties as to title and to a limited guarantee as to authenticity under the Conditions of Sale and Terms of Guarantee that are published in Sotheby's auction sale catalogues and the terms stated in, and the laws applicable to, agreements governing private sale transactions. The authentication of the items offered by Sotheby's is based on scholarship and research, but necessarily requires a degree of judgment from Sotheby's specialists. In the event of a title or authenticity claim against Sotheby's, Sotheby's may have recourse against the seller of the property and may have the benefit of insurance, but a claim could nevertheless expose Sotheby's to losses and to reputational risk.

APPENDIX
RISK FACTORS (CONTINUED):
Auction guarantees create the risk of loss resulting from the potential inaccurate valuation of art.
As discussed above, the market for fine art, decorative art, and high-end jewelry is not a highly liquid trading market and, as a result, the valuation of these items is inherently subjective. Accordingly, Sotheby's is at risk with respect to management's ability to estimate the likely selling prices of property offered with auction guarantees. If management's judgments about the likely selling prices of property offered with auction guarantees prove to be inaccurate, there could be a significant adverse impact on Sotheby's results of operations, financial condition, and liquidity.
Sotheby's could be exposed to losses in the event of nonperformance by its counterparties in auction guarantee risk and reward sharing arrangements.
In certain situations, Sotheby's reduces its financial exposure under auction guarantees through risk and reward sharing arrangements. Sotheby's counterparties to these risk and reward sharing arrangements are typically major international art dealers or major art collectors. Sotheby's could be exposed to losses in the event any of these counterparties do not perform according to the terms of these contractual arrangements.
Future costs and obligations related to Sotheby's U.K. Pension Plan are dependent on unpredictable factors, which may cause significant variability in employee benefit costs.
Future costs and obligations related to Sotheby's defined benefit pension plan in the U.K. are heavily influenced by changes in interest rates, investment performance in the debt and equity markets, changes in statutory requirements in the U.K., and actuarial assumptions, each of which is unpredictable and may cause significant variability in Sotheby's employee benefit costs.
Tax matters may cause significant variability in Sotheby's financial results.
Sotheby's operates in many tax jurisdictions throughout the world and the provision for income taxes involves a significant amount of management judgment regarding interpretation of relevant facts and laws in the jurisdictions in which Sotheby's operates. Sotheby's effective income tax rate can vary significantly between periods due to a number of complex factors including, but not limited to: (i) future changes in applicable laws; (ii) projected levels of taxable income; (iii)
pre-tax income being lower than anticipated in countries with lower statutory rates or higher than anticipated in countries with higher statutory rates; (iv) increases or decreases to valuation allowances recorded against deferred tax assets; (v) tax audits conducted by various tax authorities; (vi) adjustments to income taxes upon the finalization of income tax returns; (vii) the ability to claim foreign tax credits; (viii) the repatriation of foreign earnings for which Sotheby's has not previously provided income taxes; and (ix) tax planning strategies. Sotheby's clients reside in various tax jurisdictions throughout the world. To the extent that there are changes to tax laws or tax reporting obligations in any of these jurisdictions, such changes could adversely impact the ability and/or willingness of clients to purchase or sell works of art through Sotheby's. Additionally, Sotheby's is subject to laws and regulations in many countries involving sales, use, value-added and other indirect taxes which are assessed by various governmental authorities and imposed on certain revenue-producing transactions between Sotheby's and its clients. The application of these laws and regulations to Sotheby's unique business and global client base, and the estimation of any related liabilities, is complex and requires a significant amount of judgment. These indirect tax liabilities are generally not those of Sotheby’s unless it fails to collect the correct amount of sales, use, value-added, or other indirect taxes. Failure to collect the correct amount of indirect tax on a transaction may expose Sotheby's to claims from tax authorities.

APPENDIX
RISK FACTORS (CONTINUED):
Insurance coverage for artwork may become more difficult to obtain, exposing Sotheby's to losses for artwork in Sotheby's possession.
Sotheby's maintains insurance coverage through brokers and underwriters for the works of art it owns and for works of art consigned to it by its clients, which are exhibited and stored at Sotheby's facilities around the world. An inability to adequately insure such works of art due to limited capacity of the global art insurance market could, in the future, have a material adverse impact on Sotheby's business.
Due to the nature of its business, valuable works of art are exhibited and stored at Sotheby's facilities around the world. Such works of art could be subject to damage or theft, which could have a material adverse effect on Sotheby's business and reputation.
Valuable works of art are exhibited and stored at Sotheby's facilities around the world. Although Sotheby's maintains state of the art security measures at its premises, valuable artworks may be subject to damage or theft. The damage or theft of valuable property despite Sotheby's security measures could have a material adverse impact on Sotheby's business and reputation. Sotheby's maintains insurance coverage for the works of art that are exhibited and stored at its facilities, which could significantly mitigate any potential losses resulting from the damage or theft of such works of art.

IMPORTANT ADDITIONAL INFORMATION
Sotheby’s, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from Sotheby’s stockholders in connection with Sotheby’s 2014 Annual Meeting of Stockholders. Sotheby’s has filed its definitive proxy statement and form of
GREEN proxy card with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2014 Annual Meeting of the Stockholders.
SOTHEBY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY
AMENDMENTS AND SUPPLEMENTS) AND ACCOMPANYING GREEN PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.
Information regarding the names of Sotheby’s directors, director nominees and executive officers and their respective interests in Sotheby’s by security holdings or otherwise, is set forth in Sotheby’s definitive proxy statement for the 2014 Annual Meeting of Stockholders and other materials to be filed with the SEC. Additional information can also be found in Sotheby’s Annual Report on Form 10-K for the year ended December 31,
2013, filed with the SEC on February 27, 2014.
These documents, including any proxy statement (and amendments or supplements thereto) and other documents filed by Sotheby’s with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at Sotheby’s investor relations website at
http://investor.shareholder.com/bid/index.cfm. Copies may also be obtained by contacting Sotheby’s Investor Relations by mail at 1334 York
Avenue, New York, NY 10021 or by telephone at 800-700-6321 or 212-894-1023.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.